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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

                      February 20, 2001 (January 29, 2001)
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                      WHISPERING OAKS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


Texas                                  0-26947                 75-2742601
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(State or other Jurisdiction        (Commission             (IRS Employer
 of Incorporation)                   File Number)            Identification No.)


16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (972) 248-1922
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         (Former Name or Former Address, if Changed Since Last Report )

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
ITEM 5.  OTHER EVENTS.
ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         As of February 1, 2001, Ignacio Martinelli agreed to purchase from Kevin Halter, Chairman of the Board, President and Chief Executive Officer of the Registrant, and Pam Halter, a director of the Registrant, 1,892,308 shares of the Registrant's common stock, for $50,000; the Halters retained 7,692 shares (before giving effect to the 13:1 stock split to be implemented on March 1, 2001).

         In connection with the purchase and sale, which took place on February 20, 2001, the Halters elected Mr. Martinelli as the sole director of the Registrant and then resigned as directors. Mr. Halter also resigned as an executive officer and Kevin B. Halter Jr. also resigned as a director and executive officer. There were no disagreements between the Registrant and any of the directors who resigned.

         Mr. Martinelli, who is a citizen and resident of Uruguay, is an accountant who presently is involved in several business ventures. He was affiliated with Victor Paullier & Cia in 1998, Estudio Juridico Guyer & Regules from 1995 to 1998 and Price Waterhouse Uruguay from 1994 to 1995.

         The Registrant also has entered into an agreement to purchase all of the issued and outstanding shares of Lagostar Trading S.A., an Uruguayan corporation, from the four individual beneficial owners of the shares, for 150,000 shares of the Registrant's common stock (before giving effect to 13:1 stock split to be implemented on or before March 1, 2001). Lagostar is in the business of biotechnology and holds specific intellectual technology and patents for cancer diagnostics and therapeutics.

         The Registrant's Board of Directors has declared a 13:1 stock split to be implemented on March 1, 2001, to shareholders of record on that date. Certificates evidencing the split shares - 12 additional shares for each share held -shall be delivered as soon as practicable to shareholders entitled to receive them. Shareholders will continue to hold the certificates evidencing the shares held prior to the split. The Registrant's transfer agent is Securities Transfer Corporation, 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Financial statements of Lagostar Trading S.A. will be filed by amendment within 75 days of January 29, 2001.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         PRO FORMA financial information also will be filed by amendment.

         (c)  EXHIBITS.

         Exhibit No.                     Description
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         10.1              Stock Purchase Agreement as of January 29, 2001 by
                           and among Ignacio Martinelli, Kevin Halter and Pam Halter

         10.2 Stock Purchase Agreement dated February 13, 2001 by and between the Registrant and Lagostar Trading S.A.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WHISPERING OAKS INTERNATIONAL, INC.



Date: February 22, 2001                     By  /s/ Ignacio Martinelli
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                                                Ignacio Martinelli, Director

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